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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2000

                         U.S. PLASTIC LUMBER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------

        Nevada                         3080                      87-0404343
(State of incorporation     (Primary Standard Industrial      (I.R.S. Employer
   /organization)            Classification Code Number)     Identification No.)

                              ---------------------

           2300 W. Glades Road, Suite 440 W, Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: 561-394-3511

   Former Name or Former Address if Changed Since Last Report: Not Applicable.









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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Filed herewith are the consents of the Independent Certified Public Accountants to the incorporation by reference of their reports in Registrant's Form 10-KSB for the year ended December 31, 1999 in previously filed Registration Statements of Registrant on Forms S-3 (Registration Nos. 333-86533 and 333-76845), Form S-4 (Registration No. 333-84047), and Form S-8 (Registration No. 333-76277).

         Exhibit Index:

         1. Consent of Arthur Andersen LLP, independent certified public accountants

         2. Consent of Callahan & Company P.C, independent certified public accountants

         3.   Consent of KPMG LLP, independent auditors


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not Applicable.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. Plastic Lumber Corp.
                                              (Registrant)
Date: April 6, 2000

                                        By: /s/ John W. Poling
                                           ----------------------------------
                                           John W. Poling, Vice President and
                                           Chief financial Officer














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EXHIBITS

    1. Consent of Arthur Andersen LLP, independent certified public accountants

    2. Consent of Callahan & Company P.C, independent certified public accountants

    3.  Consent of KPMG LLP, independent auditors